UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2014

RadTek, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 333-165526

Nevada	27-2039490
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

9900 Corporate Campus Dr. Suite 3000, c/o PEG Louisville, KY	40223
(Address of Principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (502) 657-6005

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 15, 2014, as authorized by Article IX of the registrant’s bylaws, the registrant’s board of directors unanimously approved a change in the fiscal year of the registrant from March 31 to December 31.  The form on which the report covering the transition period will be filed is Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RadTek, Inc.

January 17, 2014

By:      /s/ Kwang Hyun Kim

Kwang Hyun Kim

Chief Executive Officer